Exhibit 99.1



              STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
      REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS




I, J. James Barr, President and Chief Executive Officer of American Water Works Company, Inc., state and attest that:


   (1) To the best of my knowledge, based upon a review of the covered reports of American Water Works Company, Inc.
       ("Company"), and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           o   Annual Report on Form 10-K for the fiscal year ended
               December 31, 2001 of American Water Works Company, Inc. filed with the Securities and Exchange Commission ("Commission");

           o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Water Works Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

           o   any amendments to any of the foregoing.


                                       /s/ J. James Barr
                                       ----------------------
                                           J. James Barr

August 6, 2002




         Subscribed and sworn to before me this 6th day of August 2002.



         /s/  Gail J. McDevitt
        ------------------------
               Notary Public

             My Commission Expires:  6/17/07